UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2004

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McDONALD'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of principal executive offices)

60523
(Zip Code)
_______________________________

Registrant's telephone number, including area code: (630) 623-3000
_______________________________

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On September 8, 2004, McDonald’s Corporation (the "Company") issued a press release reporting the Company’s August 2004 sales. The press release is furnished as Exhibit 99 and is attached hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)

Date:	September 10, 2004	By: /s/ Peter J. Bensen_______ Peter J. Bensen Corporate Vice President - Assistant Controller

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Exhibit Index

Exhibit No. 99	News Release of McDonald's Corporation issued September 8, 2004: McDonald's Reports August Comparable Sales Up 3.9% -
Its 16th Consecutive Monthly Increase

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